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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into Industries' previously filed Form S-3 Registration Statement, No. 33-22569; Form S-8 Registration Statement, No. 33-30619; and Form S-8 Registration Statement, No. 33-30621.

                                          Arthur Andersen & Co.

Chicago, Illinois
March 28, 1994